                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            PRIME HOSPITALITY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                                                                  April 19, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held on May 23, 2002, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004. This year we are asking you to elect two Class I Directors of the Company to serve until the 2005 Annual Meeting of Stockholders, to approve an amendment to the 1995 Non-Employee Director Stock Option Plan and to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 2002. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINEES, FOR THE AMENDMENT TO THE STOCK OPTION PLAN AND FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.

     At the Annual Meeting, the Board of Directors also will report on the Company's affairs and a discussion period will be provided for questions and comments. The Board of Directors appreciates and encourages stockholder participation.

     Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Accordingly, we request that you complete, sign, date and promptly return the enclosed proxy in the enclosed postage prepaid envelope in order to make certain that your shares will be represented at the Annual Meeting.

     Thank you for your cooperation.

                                          Sincerely,

                                          /s/ A. F. Petrocelli

                                          A. F. PETROCELLI
                                          Chairman of the Board of Directors

                            PRIME HOSPITALITY CORP.

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 23, 2002

                               ------------------

To the Stockholders of
  Prime Hospitality Corp.:

     The Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") will be held on May 23, 2002, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004 for the following purposes:

          1. To elect two Class I Directors of the Company to serve until the 2005 Annual Meeting of Stockholders;

          2. To consider and act upon a proposal to approve an amendment to the 1995 Non-Employee Director Stock Option Plan to increase the number of shares of Common Stock available for issuance;

          3. To consider and act upon a proposal to ratify the Board of Directors' selection of independent auditors for the year ending December 31, 2002; and

          4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The close of business on April 9, 2002 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

     All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present, please promptly complete, sign and date the enclosed proxy and mail it in the enclosed postage prepaid envelope. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

     The Company's Proxy Statement is submitted herewith. The Board of Directors recommends that you vote FOR the two Nominees and the proposals.

     The Company's Annual Report for the fiscal year ended December 31, 2001, including financial statements, is also enclosed.

                                          By Order of the Board of Directors,

                                          /s/ Douglas W. Vicari
                                          DOUGLAS W. VICARI
                                          Secretary

Fairfield, New Jersey
April 19, 2002

                            YOUR VOTE IS IMPORTANT.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.

                            PRIME HOSPITALITY CORP.
                               700 ROUTE 46 EAST
                          FAIRFIELD, NEW JERSEY 07004

                               ------------------

                                PROXY STATEMENT

                               ------------------

                                                                  April 19, 2002

     The accompanying proxy is solicited by and on behalf of the Board of Directors of Prime Hospitality Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 23, 2002, at 10:00 a.m., at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004 or any adjournments thereof (the "Annual Meeting"). This Proxy Statement is being sent to all holders of record of the Company's common stock, par value $.01 per share (the "Common Stock"), at the close of business on April 9, 2002 (the "Record Date"). Only stockholders of record on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock outstanding on the Record Date will be entitled to one vote per share on all matters to be voted upon at the Annual Meeting. Stockholders may revoke the authority granted by their execution of proxies at any time prior to their use by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting by a stockholder who has executed and delivered a proxy to us shall not in and of itself constitute a revocation of such proxy. Solicitation of proxies will be made principally through the mails, but additional solicitation may be made by telephone or telegram by the officers or regular employees of the Company without additional compensation. The Company will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs in sending the proxy material to the beneficial owners of the Common Stock. The expenses of preparing, printing, mailing and soliciting will be paid by the Company. This proxy statement, together with the Company's Annual Report for the fiscal year ended December 31, 2001, are being mailed to stockholders on or about April 19, 2002.

     As of the Record Date, there were 45,023,588 issued and outstanding shares of Common Stock.

     THE INTENTION OF THE PERSONS NAMED IN THE PROXY, UNLESS OTHERWISE SPECIFICALLY INSTRUCTED IN THE PROXY, IS TO VOTE ALL PROPERLY EXECUTED PROXIES RECEIVED BY THEM (I) FOR THE ELECTION OF THE TWO NOMINEES NAMED HEREIN TO SERVE AS DIRECTORS FOR THE TERMS SPECIFIED HEREIN AND UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED, (II) FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN, (III) FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2002 AND (IV) IN ACCORDANCE WITH THE PROXYHOLDER'S BEST JUDGMENT AS TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING. ALL SHARES REPRESENTED BY A PROXY AT THE ANNUAL MEETING WILL BE VOTED. IF A STOCKHOLDER SPECIFIES A CHOICE AS TO THE MATTERS TO BE ACTED UPON, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION. ANY STOCKHOLDER DESIRING TO APPOINT ANOTHER PERSON TO REPRESENT HIM OR HER AT THE ANNUAL MEETING MAY DO SO BY COMPLETING ANOTHER FORM OF PROXY AND DELIVERING AN EXECUTED PROXY TO THE SECRETARY OF THE COMPANY AT THE ADDRESS INDICATED ABOVE, BEFORE THE TIME OF THE ANNUAL MEETING. IT IS THE RESPONSIBILITY OF THE STOCKHOLDER APPOINTING SUCH OTHER PERSON TO REPRESENT HIM OR HER TO INFORM SUCH PERSON OF THIS APPOINTMENT.

     In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Annual Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A stockholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Common Stock of the Company entitled to vote at the Annual Meeting. Member brokerage firms of the New

York Stock Exchange that hold shares in street name for beneficial owners that do not receive instructions from the beneficial owner or other persons entitled to vote shares are entitled, under the rules of the New York Stock Exchange, to vote for the election of Directors and on each of the proposals. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, broker "non-votes" will be treated as shares that are not present. Abstentions will be treated as shares that are present and as votes cast against a particular proposal.

                         ITEM 1. ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes (Class I, Class II and Class III) serving staggered terms in accordance with the Company's Restated Certificate of Incorporation. The number of the full Board of Directors is seven and Directors were initially elected on July 31, 1992. Class I Directors were elected at the Annual Meeting held on May 19, 1999. Class II Directors were elected at the Annual Meeting held on May 23, 2000 and Class III Directors were elected at the Annual Meeting held on May 24, 2001.

     Election for two Class I Directors will be held at the Annual Meeting. A.
F. Petrocelli and Douglas W. Vicari have been nominated for election as Class I Directors. The two nominees are presently Directors. The persons named in the accompanying proxy will vote all shares for which they have received proxies for the election of A. F. Petrocelli and Douglas W. Vicari as Class I Directors, unless authority to do so is withheld.

     Approval of the nominees requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

     In the event that any of the nominees should become unable or unwilling to serve as a Director, it is intended that the proxies will be voted for the election of such other person, if any, as shall be designated by the Board of Directors. It is not anticipated that any of the nominees will be unable or unwilling to serve as a Director.

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

A.F. Petrocelli......................  A. F. Petrocelli, age 58, has been a Director since 1992 and served as a member of the Compensation and Audit Committee from 1993 to 1998. Mr. Petrocelli has been the Chairman of the Board of Directors, President and Chief Executive
                                       Officer of the Company since 1998. Mr. Petrocelli has been the Chairman of the Board of Directors and Chief Executive
                                       Officer of United Capital Corp. for more than the past five years. He is also a director of Nathan's Famous, Inc., Boyar
                                       Value Fund, Inc. and Philips International Realty Corp.

Douglas W. Vicari....................  Douglas W. Vicari, age 42, has been a Director of the
                                       Company since 1999 and a Senior Vice President and Chief
                                       Financial Officer of the Company since 1998. Prior to that he had been a Vice President and the Treasurer of the
                                       Company for more than five years.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF
                        THE TWO NOMINEES FOR DIRECTORS.

CLASS II DIRECTORS WHOSE TERMS EXPIRE AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS

Herbert Lust, II.....................  Herbert Lust, II, age 75, has been a Director since 1992 and a member of the Compensation and Audit Committee of the
                                       Company since 1993. Mr. Lust has been a private investor and
                                       President of Private Water Supply Inc. for more than the
                                       past five years. Mr. Lust is a director and member of the
                                       Compensation Committee of BRT Realty Trust.

Jack H. Nusbaum......................  Jack H. Nusbaum, age 61, has been a Director since 1994. Mr.
                                       Nusbaum is Chairman of the law firm of Willkie Farr &
                                       Gallagher, where he has been a partner for more than the
                                       past 25 years. He also is a director of W.R. Berkley
                                       Corporation, Neuberger Berman, Inc., Strategic
                                       Distributions, Inc., and The Topps Company, Inc.

Lawrence N. Friedland................  Lawrence N. Friedland, age 79, has been a Director of the
                                       Company and a member of the Compensation and Audit Committee since 1998. Mr. Friedland has been of counsel to the law
                                       firm of Olsham Grundman Frome Rosenzweig and Wolosky since
                                       2001. Prior to that he had been a partner in the law firm of
                                       Hoffinger Friedland Dobrish & Stern, P.C. for more than the past 25 years. He has been a director of the Apple Bank for
                                       Savings since 1990, a director of Lutron Electronics Co.,
                                       Inc. since 1961, a member of the Advisory Committee of Brown
                                       Harris Stevens, LLC since 1995 and a general partner,
                                       manager or director of numerous real estate entities.

CLASS III DIRECTORS WHOSE TERMS EXPIRE AT THE 2004 ANNUAL MEETING OF
STOCKHOLDERS

Howard M. Lorber.....................  Howard M. Lorber, age 53, has been a Director of the Company and a member since 1994 and Chairman since 1998 of the
                                       Compensation and Audit Committee. Mr. Lorber has been
                                       Chairman of the Board and Chief Executive Officer of
                                       Nathan's Famous, Inc. for more than the past five years and
                                       Chairman of the Board of Directors and Chief Executive
                                       Officer of Hallman & Lorber Associates, Inc. for over five years. He has been a director, President and Chief Operating
                                       Officer of New Valley Corporation for more than five years.
                                       He has been a director of and member of the Audit Committee of United Capital Corp. for more than the past five years.
                                       Since 2001, he has been a Director of and President and
                                       Chief Operating Officer of Vector Group Ltd. Mr. Lorber is
                                       also the Chairman of Ladenburg Thalmann Financial Services and serves as a member of the Compensation Committee of that company.

Allen S. Kaplan......................  Allen S. Kaplan, age 52, has been a Director of the Company since 2001. Mr. Kaplan has been Vice President and Chief
                                       Operating Officer of Team Systems, Inc. for more than the
                                       past five years. He also is currently Vice President of the
                                       Metropolitan Taxicab Board of Trade and a director of
                                       Ameritrans Capital Corp.

BOARD OF DIRECTORS COMPENSATION AND BENEFITS

     Directors who are employees of the Company do not receive additional compensation for serving on the Board of Directors. Non-employee Directors receive $30,000 annually. In addition, each non-employee Director receives $1,500 for each Board of Directors meeting attended, $1,500 for each committee meeting attended and $500 for each telephonic meeting if such meeting extends beyond a period of 15 minutes. The Chairman of the Compensation and Audit Committee receives an additional $20,000 annually. The Directors' remuneration is paid quarterly. All Directors are reimbursed for their expenses.

     In addition, on the date of the Company's Annual Meeting of Stockholders, each non-employee Director receives an automatic grant of options to purchase 10,000 shares of the Company's Common Stock in accordance with the Company's 1995 Non-Employee Director Stock Option Plan. The options vest one year from the date of grant at an option price equal to the mean price of a share of the Company's Common Stock on the New York Stock Exchange for the trading day immediately prior to the date of grant. In February 1998, Messrs. Lust, Nusbaum and Lorber each received a discretionary grant of options for 45,000 shares of Common Stock and agreed to forgo receipt of his automatic grant of options until the 2002 Annual Meeting.

     The Board of Directors held 6 meetings during 2001. All members of the Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board of Directors on which such member served.

COMPENSATION AND AUDIT COMMITTEE

     The Compensation and Audit Committee presently consists of three non-employee Directors: Messrs. Lorber (Chairman), Friedland and Lust. During 2001, the Committee held 4 meetings.

     As part of its compensation oversight, the Committee administers the Company's 1992 Stock Option Plan and the 1995 Employee Stock Option Plan and in this capacity grants options to the Company's employees and officers. In addition, the Committee makes recommendations to the Board of Directors regarding compensation and approves the compensation paid to the Company's Chief Executive Officer, other executive officers and other employees. The Committee also administers the Company's 1995 Non-Employee Director Stock Option Plan which provides for stock option grants to each non-employee Director.

REPORT OF THE COMPENSATION AND AUDIT COMMITTEE ON AUDIT MATTERS

     The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information or report be incorporated by reference into any future filing by us under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

     As part of its audit oversight, the Compensation and Audit Committee has:

     - Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2001.

     - Discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     - Received and reviewed the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the independent accountants the independent accountants, independence.

     - Based on the reviews and discussions referenced above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

     The Board of Directors has determined that the members of the Compensation and Audit Committee are independent. The Compensation and Audit Committee has adopted a written charter.

                                          Submitted by:

                                          COMPENSATION AND AUDIT COMMITTEE
                                          Howard M. Lorber (Chairman)
                                          Lawrence N. Friedland
                                          Herbert Lust, II

NOMINATING COMMITTEE

     The Company does not have a nominating or similar committee.

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below are the names, ages and positions of the executive officers of the Company:

NAME                                   AGE                           POSITION
----                                   ---                           --------
A. F. Petrocelli.....................  58    President, Chief Executive Officer and Chairman of the
                                             Board of Directors
Douglas W. Vicari....................  42    Director, Senior Vice President and Chief Financial
                                             Officer
Carl J. Garraffo.....................  44    Senior Vice President/Human Resources
Dennis R. Hill.......................  57    Senior Vice President/Hotel Operations
Stephen M. Kronick...................  47    Senior Vice President/Hotel Operations
Chester Reed.........................  48    Senior Vice President/Hotel Operations
Terry P. O'Leary.....................  46    Senior Vice President/Business Development
Jeffrey T. Williams..................  55    Senior Vice President/Franchise Sales and Development
Richard T. Szymanski.................  44    Vice President/Finance

     The following is a biographical summary of the experience of the executive officers of the Company, other than Messrs. Petrocelli and Vicari who are described above.

     Carl J. Garraffo has been a Senior Vice President of the Company since 2000. From 1997 until 2000 he served as the Corporate Director of Human Resources for the Lennar Corporation. Prior to that he was the Firmwide Director of Human Resources for LeBoeuf, Lamb, Greene & MacRae LLP for more than three years.

     Dennis R. Hill has been a Senior Vice President of the Company since 2001. From 1998 until 2001 he served as President of ROI Hotel Training Systems. Prior to that he was Vice President of Operations at La Quinta Inns, Inc. for more than five years.

     Stephen M. Kronick has been a Senior Vice President of the Company since 1999. Prior to that he held the position of Vice President of the Company for more than five years.

     Chester Reed has been a Senior Vice President of the Company since 2002. From 2000 until joining the Company, he served as President and Chief Operating Officer of Presidian Destinations, Ltd. From 1999 until 2000 he was Vice President of Operations for Bristol Hotels & Resorts. Prior to that he was a Regional Manager for La Quinta Inns, Inc. for more than five years.

     Terry P. O'Leary has been a Senior Vice President of the Company since 1998 and was Vice President of Food and Beverage since 1995.

     Jeffrey T. Williams has been a Senior Vice President of the Company since 2001. From 2000 until joining the Company, he held the position of Senior Vice President of Global Development for Meineke. In 1998, he founded JTW Global Franchise Systems and serves as its President. Prior to that he held the position of Senior Vice President and Managing Director of International Development for Cendant Corporation (HFS, Inc.) for more than two years.

     Richard T. Szymanski has been a Vice President of the Company for more than five years.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the beneficial ownership of Common Stock as of April 9, 2002 for all executive officers, all Directors, all nominees to the Board of Directors, and all directors and executive officers as a group. Percentages are based on 45,023,588 shares outstanding as of April 9, 2002. Pursuant to the regulations promulgated by the Securities and Exchange Commission (the "Commission" or "SEC"), shares are deemed to be "beneficially owned" by a person if such person directly or indirectly has or shares the power to vote or dispose of such shares whether or not such person has any pecuniary interest in such shares or the right to acquire the power to vote or dispose of such shares within 60 days, including any right to acquire through the exercise of any option, warrant or right.

                                                                 Amount
                                                               and Nature     Percent of
Name and Address of Beneficial Owner                          of Ownership     Class(l)
------------------------------------                          ------------    ----------
A. F. Petrocelli(a).........................................   3,223,297         7.16%
Lawrence N. Friedland(b)....................................      51,000            *
Allen S. Kaplan(c)..........................................      10,000            *
Howard M. Lorber(d).........................................     165,000            *
Herbert Lust, II(e).........................................     127,251            *
Jack H. Nusbaum(f)..........................................     100,000            *
Douglas W. Vicari(g)........................................      87,733            *
Carl J. Garraffo(h).........................................       3,333            *
Dennis R. Hill..............................................           0            *
Stephen M. Kronick(i).......................................      60,415            *
Terry P. O'Leary(j).........................................      60,333            *
Chester Reed................................................           0            *
Jeffrey T. Williams.........................................           0            *
Richard T. Szymanski(k).....................................      74,946            *
All directors and executive officers as a group (14
  persons)(l)...............................................   3,963,308         8.80%

---------------
 *   Less than 1.0%.

(a) Includes 45,000 shares owned by Mr. Petrocelli, 8,276 shares owned by United Capital Corp. of which A. F. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer, and 2,495,021 shares owned by Metex Mfg. Corporation, a wholly-owned subsidiary of United Capital Corp. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. and by Metex Mfg. Corporation. Also includes options held by Mr. Petrocelli to purchase 675,000 shares at an exercise price of $9.31 per share as to 10,000 shares, $10.00 per share as to 65,000 shares and $5.91 per share as to 600,000 shares.

(b) Includes 2,000 shares owned by Mr. Friedland, 7,000 shares owned by trusts under which Mr. Friedland is the trustee and beneficiary and 2,000 shares owned by trusts for the benefit of Mr. Friedland's grandchildren. Mr. Friedland disclaims beneficial ownership of the shares owned by the trusts for the benefit of his grandchildren. Also includes options held by Mr. Friedland to purchase 40,000 shares at an exercise price of $10.00 per share as to 10,000 shares, $12.00 per share, as to 10,000 shares, $8.63 per share as to 10,000 shares and $12.01 per share as to 10,000 shares.

(c) Includes options held by Mr. Kaplan to purchase 10,000 shares at $12.01 per share.

(d) Includes 90,000 shares owned by Mr. Lorber. Also includes options to purchase 75,000 shares with an exercise price of $9.31 per share as to 10,000 shares and $10.00 per share as to 65,000 shares.

(e) Includes 35,000 shares owned by Mr. Lust, and 17,251 shares held by a trust under which Mr. Lust and his wife are co-trustees and beneficiaries. Also includes options held by Mr. Lust to purchase 75,000 shares with an exercise price of $9.31 per share as to 10,000 shares and $10.00 per share as to 65,000 shares.

(f) Includes 25,000 shares owned by Mr. Nusbaum. Also includes options to purchase 75,000 shares with an exercise price of $9.31 per share as to 10,000 shares and $10.00 per share as to 65,000 shares.

(g) Includes 2,300 shares owned by Mr. Vicari. Also includes options to purchase 85,433 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 33,000 shares, $11.25 per share as to 28,000 shares and $9.16 per share as to 12,433 shares.

(h) Includes options to purchase 3,333 shares at an exercise price of $9.34 per share.

(i) Includes 82 shares owned by Mr. Kronick. Also includes options to purchase 60,333 shares with an exercise price of $9.63 per share as to 12,000 shares, $10.00 per share as to 24,000 shares, $11.25 per share as to 14,000 shares, and $9.16 per share as to 10,333 shares.

(j) Includes options to purchase 60,333 shares with an exercise price of $9.63 per share as to 4,000 shares, $10.00 per share as to 32,000 shares, $11.25 per share as to 14,000 shares and $9.16 per share as to 10,333 shares.

(k) Includes 2,280 shares owned by Mr. Szymanski. Also includes options to purchase 72,666 shares with an exercise price $9.63 per share as to 12,000 shares, $10.00 per share as to 27,000 shares, $11.25 per share as to 23,333 shares and $9.16 per share as to 10,333 shares.

(l) With the exception of Mr. A.F. Petrocelli, who beneficially owns 7.16% of the outstanding Common Stock, the other current directors and executive officers each owns less than 1% of the outstanding Common Stock and collectively own approximately 8.80% of the outstanding Common Stock as a group. Percentages were based on 45,023,588 shares outstanding as of April 9, 2002.

PRINCIPAL HOLDERS OF SECURITIES

     The following entities were known to the Company to be the beneficial holders of more than 5% of the Common Stock as of April 9, 2002. Percentages are based on 45,023,588 shares outstanding as of such date.

                                                                 AMOUNT
                                                               AND NATURE     PERCENT
                                                              OF OWNERSHIP    OF CLASS
                                                              ------------    --------
Neuberger & Berman, LLC(a)..................................   3,074,356        6.83%
  605 Third Avenue
  New York, New York 10158-3698
Dimensional Fund Advisors Inc.(b)...........................   3,145,300        6.99%
  1299 Ocean Avenue, 11th Floor
  Santa Monica, California 90401
A.F. Petrocelli(c)..........................................   3,223,297        7.16%
  c/o United Capital Corp.
  9 Park Place
  Great Neck, New York 11021

---------------
(a) Neuberger & Berman, LLC filed a Schedule 13G (Amendment No. 6) dated February 11, 2002 with the SEC reporting ownership of 3,074,356 shares of Common Stock, with sole voting power with respect to 2,040,056 shares, shared voting power with respect to 478,400, and with shared dispositive power with respect to 3,074,356 shares.

(b) Dimensional Fund Advisors Inc. filed a Schedule 13G dated January 30, 2002 with the SEC reporting ownership of 3,145,300 shares of Common Stock, with sole voting and dispositive power with respect to all such shares.

(c) A.F. Petrocelli may be deemed to beneficially own 3,223,297 shares of Common Stock, with sole voting and dispositive power with respect to 520,000 shares and shared voting and dispositive power with respect to 2,503,297 shares. Inclusive in these shares are 2,503,297 shares held by United Capital Corp., of which Mr. Petrocelli is a majority shareholder, Chairman of the Board of Directors, President and Chief Executive Officer. Of the 2,503,297 shares held by United Capital Corp., 2,495,021 shares are directly held by Metex Mfg. Corporation, a wholly-owned subsidiary of United Capital Corp. Mr. Petrocelli expressly disclaims beneficial ownership of the shares directly held by United Capital Corp. and by Metex Mfg. Corporation.

               ITEM 2. PROPOSAL TO APPROVE THE AMENDMENTS TO THE
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On October 23, 2001, the Board of Directors amended and restated the Prime Hospitality Corp. 1995 Non-Employee Director Stock Option Plan (the "Director Plan") (as amended and restated, the "Amended Director Plan"), subject to stockholder approval, in order to increase the number of shares of Common Stock available for issuance thereunder. The Company is seeking stockholder approval of the Amended Director Plan in order to comply with the requirements of the New York Stock Exchange. The following summary of the Amended Director Plan is qualified in its entirety by express reference to the text of the Amended Director Plan as filed with the SEC. The Amended Director Plan provides for the award of stock options ("Options") to members of the Board of Directors who are not employed by the Company or any of its subsidiaries ("Non-Employee Directors").

     Purpose and Eligibility. The primary purpose of the Amended Director Plan is to promote the interests of the Company by providing an inducement to obtain and retain the services of qualified persons to serve as Non-Employee Directors and to adequately compensate them for their services to the Company. There are currently five persons eligible to participate in the Amended Director Plan.

     Administration. The Amended Director Plan is administered by the Compensation and Audit Committee of the Board of Directors (the "Director Committee"), which, subject to the provisions of the Amended Director Plan, has the power and authority to make discretionary grants of options under the Amended Director Plan, to construe the Amended Director Plan, to determine all questions thereunder and to adopt and amend such rules and regulations for the administration of the Amended Director Plan as may be determined by the Board of Directors.

     Shares Subject to Amended Director Plan. The Amended Director Plan, if approved by stockholders, will allow for the grant of options covering an aggregate of 650,000 shares of Common Stock, subject to equitable adjustment in the event of certain corporate transactions, as set forth below. Prior to the amendment and restatement, the Directors Plan allowed for the grant of options covering an aggregate of 400,000 shares of Common Stock.

     Grant and Terms of Options. The Director Committee may make discretionary grants of Options to Non-Employee Directors at such times and with such terms as it determines. Unless otherwise determined by the Director Committee, each year, on the date of the Annual Meeting, each Non-Employee Director will be automatically granted, without further action by the Director Committee or the Board of Directors, an Option to purchase 10,000 shares of Common Stock. The exercise price for each automatic Option will be 100% of the fair market value of the Common Stock on the date of grant. All automatic Options granted will be fully vested and exercisable one year after the date of grant, and will expire ten years after the date of grant, or (i) if the Non-Employee Director ceases to be a member of the Board of Directors for any reason other than death or disability, thirty (30) days following such cessation or (ii) if the Non-Employee Director ceases to be a member of the Board of Directors by reason of death or disability, one hundred eighty (180) days following such cessation, but in no event later than the expiration of the Option.

     Payment Upon Exercise. Payment in full for the number of shares of Common Stock purchased pursuant to the exercise of any Option must be made to the Company at the time of such exercise. Payment for such shares may be made (as determined by the Director Committee) (i) in cash, (ii) by certified check or bank cashiers check, (iii) by delivery to the Company of an appropriate number of shares of Common Stock, (iv) by irrevocable instructions to a broker to deliver to the Company an amount of sale or loan proceeds, or (v) any combination thereof.

     Adjustment for Recapitalization, Merger, Etc. If any change is made to the shares of Common Stock by reason of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, split-up, combination of shares, exchange of shares, or otherwise, appropriate adjustments will be made by the Director Committee to the number of shares of Common Stock available under the Amended Director Plan and number of shares and price per share of Common Stock subject to each outstanding Option. In the event the Company is reorganized, consolidated, or merged with another corporation, or if all or substantially all of the assets of the Company are sold, optionees will be entitled to receive upon exercise of their Options the same number and kind of shares, property, cash or otherwise as shareholders would be entitled to receive upon such transaction.

     Market Value. On April 9, 2002, the closing price for the Common Stock on the New York Stock Exchange was $13.10.

     Transferability of Options. No grant of Options, or any right or interest therein, is assignable or transferable except by will or the laws of descent and distribution and during the lifetime of an optionee, Options are exercisable only by the optionee or his legal representative.

     Termination or Amendment. Under the Amended Director Plan, the Board of Directors can terminate or amend the plan at any time; provided that without shareholder approval, no such action can increase the maximum number of shares for which Options may be granted.

     Federal Income Tax Consequences. The following is a brief discussion of the federal income tax consequences of transactions under the Amended Director Plan based on the Internal Revenue Code, as in effect as of the date of this summary. This discussion is not intended to be exhaustive and does not describe the state or local tax consequences.

     With respect to Options granted under the Amended Director Plan: (1) no income is realized by the Non-Employee Director at the time the Option is granted; (2) at exercise, ordinary income is realized by the Non-Employee Director in an amount equal to the excess, if any, of the fair market value of the shares on such date over the exercise price, and the Company is generally entitled to a tax deduction in the same amount; and (3) upon the sale of the stock acquired upon exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     As a result of the rules under Section 16(b), and depending upon the particular exemption from the provisions of Section 16(b) utilized, Non-Employee Directors may not receive the same tax treatment as set forth above with respect to the grant and/or exercise of Options. Generally, Non-Employee Directors will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular Option. Non-Employee Directors should check with the General Counsel of the Company or their own tax advisers to ascertain the appropriate tax treatment for any particular Option.

     New Plan Benefits

     As noted above, each Non-Employee Director receives an annual grant of Options covering 10,000 shares of Common Stock. The table below reflects the Option grants to be made to the Non-Employee Directors for the 2002 fiscal year at the Annual Meeting. While the Director Committee has the right to make discretionary grants under the Amended Director Plan, as of the date of this Proxy, the Director Committee had not determined to make any such discretionary Option grants.

NAME AND POSITION                DOLLAR VALUE   NUMBER OF UNITS
-----------------                ------------   ---------------
Howard M. Lorber                     N/A            10,000
Allen S. Kaplan                      N/A            10,000
Herbert Lust, II                     N/A            10,000
Jack H. Nusbaum                      N/A            10,000
Lawrence N. Friedland                N/A            10,000

     Approval by Stockholders. The effectiveness of the Amended Director Plan and any Option granted thereunder is subject to approval by an affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Until such approval is obtained, the Amended Director Plan and any Option granted thereunder shall not be effective. In the event such approval is not obtained, Options will continue to be automatically granted in accordance with the terms of the Director Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

                         ITEM 3. SELECTION OF AUDITORS

     Upon the recommendation of the Compensation and Audit Committee, the Board of Directors has selected Ernst & Young LLP, independent auditors, to serve as independent accountants for the Company. Ernst & Young LLP will audit the Company's consolidated financial statements for the fiscal year ending December 31, 2002; perform audit-related services; and act as consultants in connection with various accounting and financial reporting matters. Ernst & Young LLP provided those services to the Company for the fiscal year ended December 31, 2001.

AUDIT FEES

     The aggregate fees and expenses of Ernst & Young LLP for professional services for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2001 and the review of the consolidated financial statements included in the Company's Forms 10-Q for 2001 were $175,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2001, Ernst & Young LLP billed $95,000 fees to the Company for financial information systems design and implementation services.

ALL OTHER FEES

     During 2001, the aggregate fees and expenses billed to the Company for all other services rendered by Ernst & Young were $145,500. These other services included audit-related services and tax analysis.

     All audit and non-audit services provided by Ernst & Young LLP are approved by the Compensation and Audit Committee, which considers whether the provision of any non-audit services is compatible with maintaining the auditor's independence.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions. Although it is not required to, the Board of Directors is submitting the selection of auditors for ratification at the Annual Meeting. If this selection is not ratified, the Board of Directors will reconsider its choice.

     Ratification of the selection of Ernst & Young LLP requires the affirmative vote of the holders of a majority of shares of Common Stock present or represented by proxy at the Annual Meeting, and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

                             ITEM 4. OTHER BUSINESS

     As of this date, the Company is not aware of any business to be acted upon at the Annual Meeting other than that which is described in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the Annual Meeting, it is intended that the holders of the proxies will vote your shares in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to the persons who were, at December 31, 2001, the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "named executive officers"). The information shown reflects compensation for services in all capacities awarded to, earned by or paid to these persons for the years ended December 31, 1999, 2000 and 2001.

                           SUMMARY COMPENSATION TABLE

                                                                        LONG TERM COMPENSATION
                                                                      ---------------------------
                                          ANNUAL COMPENSATION          SECURITIES
NAME AND                              ----------------------------     UNDERLYING     ALL OTHER
PRINCIPAL POSITION                    YEAR     SALARY      BONUS        OPTIONS      COMPENSATION
------------------                    ----    --------    --------    ------------   ------------
A. F. Petrocelli....................  2001    $700,000    $700,000     3,000,000       $  8,791(1)
  President and Chief                 2000     700,000     700,000             0          2,632
  Executive Officer                   1999     700,000     700,000             0          5,866
Douglas W. Vicari...................  2001     203,339           0        19,000          3,797(2)
  Senior Vice President               2000     188,211     114,000        37,300          1,840
  and Chief Financial                 1999     169,847     100,000        42,000          1,840
  Officer
Richard T. Szymanski................  2001     181,185           0        19,000          3,529(3)
  Vice President --                   2000     174,230     106,000        31,000          1,750
  Finance                             1999     162,912      92,000        35,000          1,750
Joseph Bernadino....................  2001     226,293           0        19,000        177,598(4)
  Former officer                      2000     178,723     110,000        18,400          3,195
                                      1999     173,122      70,000        21,000          3,059
Stephen M. Kronick..................  2001     154,978           0        19,000          2,104(5)
  Senior Vice President               2000     149,296      92,000        31,000          1,960
                                      1999     141,590      13,035        21,000          1,960
Terry P. O'Leary....................  2001     140,459           0        19,000        150,243(6)
  Senior Vice President               2000     135,100      14,108        31,000        141,013
                                      1999     129,904           0        21,000        151,618

---------------
(1) Represents $1,700 related to 401k matching contributions, $1,032 for premiums for Company-provided life insurance and $6,059 for travel expenses.

(2) Represents $1,700 related to 401k matching contributions, $240 for premiums for Company-provided life insurance and $1,857 for travel expenses.

(3) Represents $1,700 related to 401k matching contributions, $150 for premiums for Company-provided life insurance and $1,600 for travel expenses.

(4) Represents $1,700 related to 401k matching contributions, $414 for premiums for Company-provided life insurance, $88,866 for transition pay, $80,430 on the exercise of stock options and $1,088 for travel expenses.

(5) Represents $1,700 related to 401k matching contribution, $360 for premiums for Company-provided life insurance and $44 for travel expenses.

(6) Represents $103,233 related to income on the exercise of options, $43,900 for commissions, $360 for premiums for Company-provided life insurance, $2,396 for travel expenses and $354 related to 401k matching contributions.

STOCK OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2001

     The following table sets forth information concerning individual grants of stock options made during the year ending December 31, 2001 to each of the named executive officers. The Company did not grant any stock appreciation rights during such period.

                                            INDIVIDUAL GRANTS                           POTENTIAL REALIZED
                        ----------------------------------------------------------       VALUE AT ASSUMED
                        NUMBER OF      % OF TOTAL                                      ANNUAL RATES OF STOCK
                        SECURITIES      OPTIONS                                         PRICE APPRECIATION
                        UNDERLYING     GRANTED TO    EXERCISE OR                         FOR OPTIONS TERM
                         OPTIONS      EMPLOYEES IN   BASE PRICE                      -------------------------
NAME                     GRANTED      FISCAL YEAR     PER SHARE    EXPIRATION DATE       5%            10%
----                    ----------    ------------   -----------   ---------------   -----------   -----------
A. F. Petrocelli......  3,000,000(1)      91.8%        $9.115        10/23/2011      $17,197,124   $43,580,888
Douglas W. Vicari.....     19,000(2)        .6%         8.600        09/25/2011          102,761       260,418
Richard T.
  Szymanski...........     19,000(2)        .6%         8.600        09/25/2011          102,761       260,418
Terry P. O'Leary......     19,000(2)        .6%         8.600        09/25/2011          102,761       260,418
Stephen M. Kronick....     19,000(2)        .6%         8.600        09/25/2011          102,761       260,418

---------------
(1) These stock options vest with respect to one third of the grant on each of October 23, 2002, 2003 and 2004, and will continue to be exercisable through October 23, 2011. These options become immediately exercisable upon a change in control of the Company.

(2) These stock options vest with respect to one third of the grant on each of September 25, 2002, 2003 and 2004, and will continue to be exercisable through September 25, 2011. These options become immediately exercisable upon a change in control of the Company.

AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 2001 AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                 SHARES                      OPTIONS AT FY-END                 AT FY-END
                                ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                           ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                           -----------   --------   -----------   -------------   -----------   -------------
A.F. Petrocelli..............      -0-         $-0-       675,000       4,150,000     $3,169,625     $11,716,000
Douglas W. Vicari............      -0-          -0-        85,433          57,867         75,294          93,641
Richard T. Szymanski.........      -0-          -0-        72,666          51,334         65,018          85,687
Terry P. O'Leary.............      -0-          -0-        60,333          46,667         58,868          85,687
Stephen M. Kronick...........      -0-          -0-        60,333          46,667         61,868          85,687

EMPLOYMENT AGREEMENTS

  A. F. Petrocelli

     Mr. Petrocelli and the Company executed an employment agreement dated as of September 14, 1998 (the "Agreement") under which Mr. Petrocelli agreed to serve as President and Chief Executive Officer of the Company. The Agreement provides for an initial term of three (3) years and renews automatically thereafter for one year unless either party elects not to renew it. The Agreement provides for an annual base salary of $700,000, a discretionary annual bonus based on the attainment of performance objectives set by the Compensation Committee, a life insurance policy in an amount equal to $2,000,000, an automobile and other customary welfare and fringe benefits. The Agreement also provides that, to the extent payments made by the Company for life insurance or use of an automobile are subject to federal, state or local taxes, the Company will pay Mr. Petrocelli the amount of such additional taxes plus such additional amount as will be reasonable to hold him harmless from the obligation to pay such taxes.

     Pursuant to the Agreement, Mr. Petrocelli was granted a stock option on October 14, 1998 to purchase 1,750,000 shares of Common Stock, having a term of 10 years. The per share exercise price for the option is $5.91, which represents the fair market value of the Common Stock as of October 14, 1998. The option will vest in two tranches. Tranche A covers 1,000,000 shares of Common Stock and will vest and become exercisable in increments of 200,000 shares on each anniversary from the date of grant beginning September 14, 1999 through September 13, 2003. Tranche B covers 750,000 shares of Common Stock and will vest and become exercisable upon the earlier of September 14, 2006 or the attainment of the following price targets for the Company's Common Stock: (i) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $20 per share; (ii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $25 per share; and (iii) 250,000 shares on the date that the closing price for the Common Stock on the New York Stock Exchange reaches or exceeds $30 per share. All vesting is contingent on Mr. Petrocelli's continuing status as an employee on the vesting date.

     The Agreement may be terminated by the Company at any time, with or without cause. If the Agreement is terminated by the Company prior to the expiration of the three year term without cause, or if Mr. Petrocelli resigns because of circumstances amounting to constructive termination of employment, severance would be paid in a single lump sum equal to one year's base salary, or, if greater, the base salary that would have been payable over the remainder of the term and benefits would be continued for the greater of one year or the remainder of the term. Any bonus awarded for the year would not be prorated. In addition, if Mr. Petrocelli is terminated without cause or if at the end of the three year period the Agreement is not renewed by the Company for any additional period, the unvested portion of Tranche A of the option shall become immediately fully vested. If the Agreement is terminated by the Company for cause (as such term is defined in the Agreement) or if Mr. Petrocelli resigns under circumstances not amounting to a constructive termination of employment, no benefits are payable other than accrued but unpaid salary and any unpaid bonus earned but unpaid prior to such termination or resignation.

CHANGE IN CONTROL AGREEMENTS

     The Company has executed change in control agreements with eight of the Company's employees, including certain of its named executive officers. Five of the agreements provide that, if within two years of a change in control of the Company, the employee's employment with the Company is terminated by the Company without cause or if the employee resigns for good reason (as defined in the agreements), the Company will pay the employee two and one-half times the aggregate cash compensation earned by the employee during the fiscal year immediately preceding the termination of employment. Such payments are to be reduced, however, to the extent necessary to avoid characterization as "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, any outstanding options to purchase shares of the Company held by the employee will vest and become exercisable as of the date of the change in control. The agreement with one employee contains identical terms except that it provides for the payment of one and one-half times the aggregate cash compensation. The agreements with the remaining two employees provide for a payment equaling the greater of 2 weeks salary for each full year of employment or 6 months salary.

COMPENSATION AND AUDIT COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     All members of the Compensation and Audit Committee are independent, non-employee Directors.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Petrocelli and the Company are parties to an employment agreement dated as of September 14, 1998 (the terms of which are more fully described under the heading herein entitled "Employment Agreements"). The employment agreement provides for an annual base salary of $700,000 and an option grant covering 1,750,000 shares of Common Stock. In order to incentivise Mr. Petrocelli to increase shareholder value, early vesting with respect to 750,000 shares of the option is tied to the attainment of certain price targets for the Common Stock. The bonus earned by Mr. Petrocelli in 2001 was based on the overall performance of the Company. In determining the amount of such bonus, the Compensation and Audit Committee made a subjective determination based on Mr. Petrocelli's contributions to the Company performance during the year.

COMPENSATION POLICIES

     The Company's compensation policy with respect to all executive officers (including the Chief Executive Officer) is designed to help the Company achieve its business objectives by:

     - setting levels of compensation designed to attract and retain qualified executives in a highly competitive business environment;

     - providing incentive compensation that is directly linked to both the Company's financial performance and individual initiative and achievement contributing to such performance; and

     - linking compensation to improvements in the Company's annual and long-term share performance.

     The Compensation and Audit Committee did not increase the base salaries for the executive officers for 2002 nor were bonuses granted to any executive officer other than the President and C.E.O. whose bonus was paid pursuant to his employment agreement.

     As a part of the Company's policy to provide incentive compensation that is directly linked to long-term share performance, the Compensation and Audit Committee granted to its executive officers during fiscal year 2001, options to purchase an aggregate of 3,106,133 shares of Common Stock pursuant to the Company's 1995 Employee Stock Option Plan.

POLICY REGARDING SECTION 162(m)

     Section 162(m) of the Internal Revenue Code imposes a one million dollar ceiling on tax-deductible remuneration paid to each of the Chief Executive Officer and the four next most highly compensated executive officers of a publicly-held corporation. The limitation does not apply to qualified "performance based" remuneration payable solely on account of the attainment of one or more performance goals approved by an independent compensation committee, nor to compensation attributable to certain options granted under shareholder-approved stock option plans. The 1995 Employee Stock Option Plan is structured to comply with this exception. All compensation paid to the executive officers, other than to Mr. Petrocelli, for the Company's 2001 fiscal year was fully deductible. While the Company intends to maximize the deductibility of compensation to its executive officers, the Company also believes that it is important to maintain the flexibility to take action with respect to compensation it considers in the best interest of the Company and its stockholders, which are necessarily based on considerations in addition to
Section 162(m). In 2001, in keeping with its goal of attracting and retaining only the most highly qualified management personnel and taking into consideration the extremely competitive environment for management talent, the Company paid a bonus to Mr. Petrocelli in recognition of his outstanding contributions to the Company, a part of which will not be deductible.

                        COMPENSATION AND AUDIT COMMITTEE
                          HOWARD M. LORBER (CHAIRMAN)
                             Lawrence N. Friedland
                                Herbert Lust, II

COMPENSATION AND AUDIT COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Audit Committee for the fiscal year 2001 were Howard M. Lorber (Chairman), Lawrence N. Friedland, and Herbert Lust,
II. Mr. Lorber has certain business relationships with the Company, which are described under the heading "Certain Relationships and Related Transactions."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     A. F. Petrocelli, President, Chief Executive Officer and Chairman of the Board of Directors of the Company, is also the Chairman of the Board and Chief Executive Officer of United Capital Corp., and Howard M. Lorber, a Director of the Company, is a Director of United Capital Corp. In March 1994, the

Company entered into management agreements with the corporate owners of two hotels who are affiliates of United Capital Corp. The Company received approximately $121,000 in management fees for the fiscal year ended 2001.

     The Company has retained Willkie Farr & Gallagher as its legal counsel involving certain matters during its last fiscal year and anticipates it will continue such relationship with the firm in this fiscal year. Mr. Nusbaum, a Director of the Company, is the Chairman of the firm.

     Hallman & Lorber Associates, Inc. provided insurance services to the Company during its last fiscal year, for which Hallman & Lorber received certain commissions. The Company anticipates it will continue such relationship in this fiscal year. Howard M. Lorber, a Director of the Company and Chairman of the Company's Compensation and Audit Committee, is Chairman of the Board of Directors and Chief Executive Officer of Hallman & Lorber Associates, Inc.

COMPLIANCE WITH SECTION 16 OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors, executive officers, and persons who own more than ten percent of the Common Stock, to file reports of beneficial ownership with the SEC, the New York Stock Exchange and the Company. Specific filing dates for these reports have been established by the SEC, and the Company is required to disclose in this proxy statement any failure by such persons to file these reports during the 2001 year. Based solely upon its review of the copies of such forms received by it, the Company believes that, during fiscal year 2001, all filing requirements applicable to such persons were complied with.

PERFORMANCE GRAPH

     The SEC requires the Company to present a graph comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return (a) of a broad equity market index and (b) of a published industry index or peer group. The following graph compares the Common Stock with
(a) the Dow Jones Industrial Average and (b) the Dow Jones U.S. Lodging Index. For the fiscal year ended December 31, 2001, the Company is using the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index. The following graph assumes an investment of $100 on January 1, 1996 in each of the Common Stock, the stocks comprising the Dow Jones Industrial Average and the Dow Jones U.S. Lodging Index.

            COMPARISON OF 1997 THROUGH 2001 CUMULATIVE TOTAL RETURN

LOGO

--------------------------------------------------------------------------------
                        1996      1997      1998      1999      2000      2001
--------------------------------------------------------------------------------
 Company                $100      $126      $ 67      $ 55      $ 72      $ 69
 Stock Index            $100      $123      $142      $178      $167      $155
 Industry Group
  Index                 $100      $137      $105      $103      $105      $105

                              FINANCIAL STATEMENTS

     The Company's annual report to stockholders for the year ended December 31, 2001, including audited financial statements, is being mailed to stockholders concurrently with this Proxy Statement. The annual report is on file with the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and the New York Stock Exchange.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (excluding exhibits) is available without charge to any stockholder of the Company who requests a copy in writing. Requests for copies of the Report should be directed to the Secretary, Prime Hospitality Corp., 700 Route 46 East, Fairfield, New Jersey 07004.

                             STOCKHOLDER PROPOSALS

     It is presently anticipated that the 2003 Annual Meeting will be held on or about May 22, 2003. Proposals of stockholders submitted for consideration at the 2003 annual meeting of stockholders must be received by the Company not later than December 16, 2002 in order to be included in the Company's proxy statement for that meeting. A stockholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding shares or $2,000 in market value of shares entitled to be voted at the annual meeting and must have held such shares for at least one year. Further, the stockholder must continue to hold such shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Exchange Act. If a stockholder proposal is introduced in the 2003 Annual Meeting without any discussion of the proposal in our proxy statement, and the stockholder does not notify us on or before the time required by SEC Rule 14a-4(c)(1) of the intent to raise such proposal at the annual general meeting of stockholders, then proxies received by the Company for the 2003 Annual Meeting will be voted by the persons named as such proxies in their discretion with respect to such proposal. Notice of such proposal is to be sent to the above address.

     In addition, the bylaws of the Company require, among other things, that notice of proposals of stockholders be delivered to or mailed and received at the principal executive offices of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the meeting; provided, however, that in the event that less than sixty-five (65) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the fifteenth (15th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs.

                                          By Order of the Board of Directors,

                                          /s/ Douglas W. Vicari
                                          DOUGLAS W. VICARI
                                          Secretary

                                  PRIME HOSPITALITY CORP.

            PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING ON MAY 23, 2002

         The undersigned hereby constitutes and appoints A. F. Petrocelli and Douglas W. Vicari, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Prime Hospitality Corp. (the "Company") to be held at the Radisson Hotel, 690 Route 46 East, Fairfield, New Jersey 07004, on Thursday, May 23, 2002, at 10:00 a.m., and any adjournments thereof, on all matters coming before said meeting, with all powers which the undersigned would possess if personally present.


                           (CONTINUED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF STOCKHOLDERS
                             PRIME HOSPITALITY CORP.

                                  MAY 23, 2002

                 Please Detach and Mail in the Envelope Provided

A     /X/ Please mark your
          votes as in this
          example.

                                                             FOR                 WITHHELD
                                                        all nominees           all nominees            NOMINEES:
                                                       listed at right       listed at right
1.    ELECTION                                                                                      A. F. Petrocelli
      OF TWO                                                                                        Douglas W. Vicari
      CLASS I DIRECTORS                                      / /                    / /

FOR, EXCEPT VOTE WITHHELD FROM
THE FOLLOWING NOMINEE:

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ELECTION OF THE TWO NOMINEES.

2.    APPROVAL TO AMEND THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

For amendment                                                / /
Against amendment                                            / /
Abstain                                                      / /

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

3.    RATIFICATION OF INDEPENDENT AUDITORS.

For ratification of Ernst & Young LLP to serve as the Company's independent
auditors for the year ending December 31, 2002.              / /
Withhold authority to ratify Ernst & Young LLP               / /
Abstain                                                      / /

THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. The Proxy cannot vote your shares unless you sign and return this card in the enclosed postage prepaid envelope.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (i) FOR THE TWO NOMINEES, (ii) FOR THE APPROVAL OF THE AMENDMENT TO THE 1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN AND (iii) FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2002.

The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

Signature_______________________  Signature if held jointly___________________  Date_______________, 2002

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate executer, please give full title as such.